LORD ABBETT INVESTMENT TRUST

Lord Abbett Convertible Fund

Supplement dated July 1, 2019 to the

Prospectus and Statement Additional Information dated April 1, 2019, as supplemented

Each change below is effective as of August 1, 2019.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 61 of the prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Alan R. Kurtz, Portfolio Manager	2003

The following paragraph replaces the third paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 404 of the prospectus:

Convertible Fund. Alan R. Kurtz, Portfolio Manager, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. Mr. Kurtz joined Lord Abbett in 2000 and has been a member of the Fund’s team since 2003.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” beginning on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Convertible Fund
Alan R. Kurtz	0	0	0	0	2,299	710.4

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” beginning on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Convertible Fund
Alan R. Kurtz	$500,001-$1,000,000

Please retain this document for your future reference.